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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 27, 1999


                             PETROQUEST ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of incorporation)


                1-9020                                           98-0115468
       (Commission File Number)                                 (IRS Employer
                                                             Identification No.)


       400 E. Kaliste Saloom Road, Suite 3000, Lafayette, Louisiana 70508
             (Address of Registrant's principal executive offices)



        Registrant's telephone number, including area code (337) 232-7028



                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

Lafayette, Louisiana -- December 27, 1999 -- PetroQuest Energy, Inc. (NASDAQ:PQUE, TSE: PQU), announced today that its common stock has again been approved for listing on The Nasdaq Stock Market effective the beginning of business, Thursday, December 23, 1999. The listing is the result of the Nasdaq Listing and Hearing Review Council's decision, as approved by the NASD Board, to reverse the Nasdaq Listing Qualifications Panel's determination to delist the Company's common stock.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

         a.   Financial Statement of Business Acquired
            Not Applicable.

         b.   Pro Forma Financial Information
            Not Applicable.

         c.   Exhibits
            Not Applicable.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 28, 1999                   PETROQUEST ENERGY, INC.


                                           By: /s/ Robert R. Brooksher
                                               ---------------------------------
                                           Robert R. Brooksher
                                           Chief Financial Officer and Secretary